EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of China Botanic Pharmaceutical Inc. (the “Registrant”) on Form 10-K for the Year ended October 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shaoming Li, chief executive officer and president of the Registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: January 24, 2011	/s/ Shaoming Li
Shaoming Li
Chief Executive Officer and President
(Principal Executive Officer)